[Missing Graphic Reference] BOULDER FUNDS	BOULDER GROWTH & INCOME FUND, INC. 2344 Spruce Street, Suite A Boulder, Colorado 80302 www.boulderfunds.net

[Proxy Date]

Dear Fellow Stockholder,

Notice is hereby given that the Annual Meeting of Stockholders of Boulder Growth & Income Fund, Inc., a Maryland corporation (the “Fund”), will be held on May 2, 2011 at 9:00 a.m. Mountain Daylight Time (local time), at the St. Julien Hotel, 900 Walnut Street, Boulder, Colorado 80302.

The Fund’s Board of Directors (the “Board”), including the Independent Directors, are asking you to approve the following:

1.
A proposal to amend the Fund’s Charter that would permit the Fund’s directors that are elected by holders of the Fund’s preferred stock, at such time that the Fund’s preferred stock is no longer outstanding, to continue to serve as directors of the Fund for the remainder of his or her term or until his or her successor is duly elected and qualified (Proposal 1);

2.	A proposal to remove the Fund's fundamental investment policy requiring the Fund to invest at least 25% of its total assets in Real Estate Related Companies (Proposal 2); and

3.	A proposal to elect one Class II Director of the Fund (Proposal 3).

The Fund currently employs preferred stock leverage as a strategy to attempt to enhance the common stockholders’ returns. The auction market that sets the rates for the Fund’s preferred stock continues to fail and, consequently, the Fund’s preferred stock is considered illiquid.  In light of this ongoing turbulence in the auction market, as well as other factors, the Fund’s Board of Directors has considered pursuing alternative leverage strategies, including the possibility of refinancing some or all of the preferred stock shares with debt financing. Notwithstanding this, the Board of Directors may ultimately decide to leave the current preferred stock outstanding or redeem some or all of the shares of preferred stock. As discussed in the accompanying Proxy Statement, the Fund is proposing certain amendments to its charter that would permit the Fund the flexibility to pursue refinancing the Fund’s preferred stock leverage with debt financing with minimal disruption to the Fund.

The Fund is also proposing to remove the fundamental investment policy to concentrate its investments in Real Estate Related Companies.   The Board believes that removing this policy will enable the Fund greater asset class allocation flexibility, which will in turn facilitate investment opportunities to be sourced from a wider universe of securities.

Finally, the Fund is proposing to elect one Class II Director.  There will also be an opportunity to discuss matters of interest to you as a stockholder.

We hope you plan to attend the Annual Meeting.  Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Annual Meeting.  Accordingly, we ask that you please sign, date, and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

On behalf of the Board and the management of Boulder Growth & Income Fund, Inc., I extend our appreciation for your continued support.

Sincerely,

/s/ Joel W. Looney

Joel W. Looney, Chairman of the Board

[Missing Graphic Reference] BOULDER FUNDS	BOULDER GROWTH & INCOME FUND, INC. 2344 Spruce Street, Suite A Boulder, Colorado 80302 www.boulderfunds.net

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 2, 2011

To the Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Boulder Growth & Income Fund, Inc., a Maryland corporation (the “Fund”), will be held on May 2, 2011, at 9:00 a.m., Mountain Daylight Time (local time), at the St. Julien Hotel, 900 Walnut Street, Boulder, Colorado 80302 to consider and vote on the following proposals, all of which are more fully described in the accompanying Proxy Statement:

1.
To approve amendments to the Fund’s Charter that would permit the Fund’s directors that are elected by holders of the Fund’s preferred stock, at such time that the Fund’s preferred stock is no longer outstanding, to continue to serve as directors of the Fund for the remainder of his or her term or until his or her successor is duly elected and qualified (Proposal 1);

2.	To approve the removal of the Fund's fundamental investment policy requiring the Fund to invest at least 25% of its total assets in Real Estate Related Companies (Proposal 2);

3.	To elect one Class II Director of the Fund (Proposal 3); and

4.	To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.

The Board of Directors, including the Fund’s Independent Directors, unanimously recommends that stockholders vote FOR Proposals 1, 2 and 3.

The Board of Directors of the Fund has fixed the close of business on [Record Date] as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof.  The Proxy Statement, Notice of Annual Meeting, and proxy card are first being mailed to stockholders on or about [Mailing Date].

By Order of the Board of Directors,

/s/ Stephanie Kelley

Stephanie Kelley,
Secretary
[Proxy date]

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.   Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.   Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.   All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust.,	John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

[Missing Graphic Reference] BOULDER FUNDS	BOULDER GROWTH & INCOME FUND, INC. 2344 Spruce Street, Suite A Boulder, Colorado 80302 www.boulderfunds.net

ANNUAL MEETING OF STOCKHOLDERS

May 2, 2011

PROXY STATEMENT

This proxy statement (“Proxy Statement”) for Boulder Growth & Income Fund, Inc., a Maryland corporation (“BIF” or the “Fund”), is furnished in connection with the solicitation of proxies by the Fund’s board of directors (collectively, the “Board” and individually, the “Directors”) for exercise at the Annual Meeting of Stockholders of the Fund to be held on May 2, 2011, at 9:00 a.m., Mountain Daylight Time (local time), at the St. Julien Hotel, 900 Walnut Street, Boulder, Colorado 80302, and at any adjournments and postponements thereof (the “Meeting”).  A Notice of Annual Meeting of Stockholders (“Notice of Meeting”) and proxy card for the Fund accompany this Proxy Statement.  The Proxy Statement, Notice of Meeting and proxy card are first being mailed to stockholders on or about [Mailing Date].

Proxy solicitations may be made, beginning on or about [Proxy Solicitation Commencement ], primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund’s website, or through email communications with stockholders who have enrolled in the Fund’s electronic duplicate communications service±, email, facsimile or personal interviews conducted by officers of the Fund and proxy solicitors engaged in the discretion of the Fund.  If the Fund elects to engage a proxy solicitor, the costs of proxy solicitation are not expected to exceed $25,000.  Proxy solicitation expenses as well as expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund.  The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.  The Board has fixed the close of business on [Record Date] as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended November 30, 2010, has been mailed to stockholders.  Additional copies are available upon request, without charge, by writing to Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302 or by calling [toll-free tel #].  The report is also viewable online at the Fund’s website at www.boulderfunds.net.  The Annual Report is not to be regarded as proxy solicitation material.

One Proxy Statement is being delivered to multiple stockholders sharing an address, unless the Fund has received contrary instructions from one or more of the stockholders.  The Fund will undertake to deliver promptly, upon written or oral request, a separate copy of the proxy statement to any stockholder who contacts the Fund in writing, or by phone, as stated above.  Similarly, stockholders sharing an address can request single copies of a future proxy statement or annual report by contacting the Fund in writing or by contacting the Fund’s transfer agent.

An electronic copy of the Notice of Meeting, the Proxy Statement, and a proxy card for the Fund for your vote at the Meeting is available online at www.boulderfunds.net.

Boulder Investment Advisers, L.L.C. (“BIA”), 2344 Spruce Street, Suite A, Boulder, Colorado 80302 and Stewart Investment Advisers (also known as Stewart West Indies Trading Company, Ltd.) (“SIA”), Bellerive, Queen Street, St. Peter, Barbados, currently serve as co-investment advisers to the Fund.  BIA and SIA are collectively referred to herein as the “Advisers”.  Fund Administrative Services, L.L.C. (“FAS”), 2344 Spruce Street, Suite A, Boulder, Colorado 80302, and ALPS Fund Services, Inc. (“ALPS”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, serve as co-administrators to the Fund.  BNY Mellon Shareholder Services, 4400 Computer Drive, Westborough, Massachusetts 01581, acts as the transfer agent to the Fund.

± Stockholders can receive timely information about the Fund quickly and conveniently!  The Fund offers the option for electronic delivery of DUPLICATE copies of all stockholder communications. You can choose the timeliness and convenience of receiving and reviewing stockholder communications, such as annual reports and proxy statements, online in addition to, but more quickly than, the hard copies you currently receive in the mail. If you sign up for the option, you will receive an e-mail notification when stockholder communications are available, containing a link to those communications on the Internet. However, presently you will not be able to vote your shares using these links and will have to wait to vote using the hard copies you receive in the mail or electronically from your broker, the transfer agent or proxyvote.com.  For more information, please visit the Fund’s website at www.boulderfunds.net.

If the enclosed proxy is properly executed and returned by May 2, 2011, in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon.  Unless instructions to the contrary are marked thereon, a proxy will be voted FOR each of the Proposals, and in the discretion of the proxy holders, on any other matters that may properly come before the Meeting.  Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by delivering a written revocation or a later-dated proxy to the Fund’s Secretary at the above address prior to the date of the Meeting.

A quorum of the Fund’s stockholders is required for the conduct of business at the Meeting.  Under the bylaws of the Fund (the “Bylaws”), a quorum is constituted by the presence in person or by proxy of the holders of a majority of the votes entitled to be cast (without regard to class) as of the Record Date, except with respect to any matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum.  Each of the outstanding Shares (as defined below) is entitled to cast one vote.  In the event that a quorum is not present at the Meeting, the chairman of the meeting may adjourn the meeting to a date not more than 120 days after the Record Date without notice other than an announcement at the meeting.  In the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage.  Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting.  With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other Proposals.

The Fund has two classes of stock:  common stock, par value $0.01 per share (the “Common Stock”), and preferred stock, par value $0.01 per share (the “Preferred Stock”), 10,000,000 shares of which have been designated as auction market preferred stock or “Preferred Stock” (the Common Stock and Preferred Stock are collectively referred to herein as the “Shares”).  On the Record Date, the following number of Shares of the Fund were issued and outstanding:

Common Stock Outstanding	Preferred Stock Outstanding
25,495,585	1,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.  The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Fund’s outstanding Common Stock.

Security Ownership of Certain Beneficial Owners.  The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Fund’s outstanding Common Stock.

Name of Owner*	Number of Shares Directly Owned	Number of Shares Beneficially Owned	Percentage Beneficially Owned
Ernest Horejsi Trust No. 1B*	[ ]	[ ]	[ ]%
Alaska Trust Company*	---	---**	[ ]%
Stewart West Indies Trust*	---	---**	[ ]%
Aggregate Shares Owned by Horejsi Affiliates (defined below)	[ ]	[ ]	[ ]%
Doliver Capital Advisors, LP***	---	3,632,700	14.2%

*  The address of each listed Trust is c/o Alaska Trust Company 1029 West Third Avenue, Suite 400, Anchorage, AK  99501.

**  Excludes shares owned by the Ernest Horejsi Trust No. 1B (the “EH Trust”).  Alaska Trust Company (“ATC”) is one of three trustees of the EH Trust.  ATC is a commercial public trust company organized under the laws of Alaska.  98% of its outstanding shares are owned by Stewart West Indies Trust (“SWIT”), an irrevocable trust organized by Stewart R. Horejsi for the benefit of his issue.  Douglas Blattmachr, President of ATC, owns 2% of the outstanding shares of ATC.  The Directors and officers of ATC are Larry Dunlap (Director), Stephen C. Miller (Vice President and Director), Mr. Blattmachr (President, Chariman and Director), Brandon Cintula (Vice President and Director) and Richard Thwaites, Jr. (Secretary/Treasurer and Director).  Together with ATC and Mr. Dunlap, Susan Ciciora is a Trustee of the EH Trust.  Ms. Ciciora is Stewart Horejsi’s daughter  and a discretionary beneficiary of the EH Trust and SWIT.  John Horejsi is Stewart Horejsi’s son and a discretionary beneficiary of the EH Trust and SWIT.  Ms. Ciciora and John Horejsi are Directors of the Fund.  Accordingly, as a result of these relationships, Ms. Ciciora and John Horejsi may directly or indirectly benefit from the relationship between the Fund and the Advisers.

***As stated in Schedule 13G Amendment No. 5 filed with the Securities and Exchange Commission on February 16, 2011.  The address for Doliver Capital Advisors, LP is 6363 Woodway, Suite 963, Houston, Texas  77057.

The following table sets forth certain information regarding the beneficial ownership of the Preferred Stock as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of such outstanding Preferred Stock.

Name of Owner	Number of Shares Directly Owned	Number of Shares Beneficially Owned	Percentage Beneficially Owned
Bank of America Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Blue Ridge Investments, L.L.C.	---	857‡	85.7%‡

‡ As stated in Schedule 13D filed with the Securities and Exchange Commission on January 11, 2011. The address for Bank of America Corporation,  Merrill Lynch, Pierce, Fenner & Smith Incorporated is 100 North Tryon Street, Charlotte, NC 28255, and the address for Blue Ridge Investments LLC is 214 North Tryon Street, Charlotte, NC 28255.

__________________________

Solely for ease of reference, the EH Trust, ATC and SWIT, as well as other Horejsi affiliated trusts and entities associated with the Horejsi family are collectively referred to herein as the “Horejsi Affiliates”.  Information as to beneficial ownership above has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the “SEC”) by such beneficial owners.

As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, [ ] shares or [ ]% of Common Stock outstanding and [ ] shares or [ ]% of the Preferred Stock outstanding.

As of the Record Date, the executive officers and directors of the Fund, as a group, owned [ ] shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of Preferred Stock, representing [ ]% of Common Stock outstanding and 0% of the Preferred Stock.

In order that your Shares may be represented at the Meeting, you are requested to execute and return the enclosed proxy authorizing the proxy holders to vote on the following matters:

PROPOSAL 1

AMENDMENTS TO THE FUND’S CHARTER

The Fund's charter consists of Articles of Amendment and Restatement, as amended (the "Articles of Amendment and Restatement"), and Articles Supplementary setting forth the terms of the Preferred Stock, also referred to as the AMPS (the "Preferred Stock Terms").

Proposal 1 consists of a proposed amendment to the Articles of Amendment and Restatement and a closely related amendment to the Preferred Stock Terms.

The last sentence of Section 5.2 of the Articles of Amendment and Restatement currently provides:
Upon the redemption as a whole but not in part of the Preferred Stock, the term of office of any Directors elected solely by the holders of Preferred Stock shall automatically and immediately terminate.

The following, substantially similar language also appears in Section 4(i) of the Preferred Stock Terms:
Terms of Office of Certain Directors to Terminate.  Simultaneously with and at the time that none of the issued shares of AMPS are Outstanding, the terms of office of any Directors elected solely by the holders of such AMPS shall automatically terminate and the remaining directors shall constitute the directors of the Fund.

The first proposed amendment is to delete the last sentence of Section 5.2 of the Articles of Amendment and Restatement and insert the following in lieu thereof:
Upon the redemption as a whole of the Preferred Stock, each Director elected solely by the holders of Preferred Stock shall continue to serve as a Director of the Fund for the remainder of his or her term and until his or her successor is duly elected and qualified.

Similarly, the second proposed amendment is to delete the text of Section 4(i) of the Preferred Stock Terms and insert the following in lieu thereof:
Terms of Office of Certain Directors to Continue.  At such time that none of the issued shares of AMPS are Outstanding, each Director elected solely by the holders of such AMPS shall continue to serve as a Director of the Fund for the remainder of his or her term and until his or her successor is duly elected and qualified.

Discussion. The auction process for the Funds’ Preferred Stock began to fail in February 2008 and has continued to fail. This means that there has not been sufficient interest from bidders in the auctions to purchase all the Preferred Stock being offered for sale. As a result, the Fund pays dividends on the Preferred Stock at the “maximum rate” set forth in the Fund’s charter.  A failed auction is not an event of default nor does it require the redemption of Preferred Stock by the Funds. The provisions allowing for failed auctions are intended to provide fair compensation for holders of Preferred Stock (“Preferred Stockholders”) during periods of disruptions, while also allowing the Funds the necessary time to properly consider the situation and explore potential alternatives. In light of this ongoing turbulence in the auction market, as well as other factors, the Board has considered pursuing alternative leverage strategies, including the possibility of refinancing the Preferred Stock with debt financing.  Notwithstanding this, the Board may ultimately decide to leave the current Preferred Stock outstanding or redeem some or all of the Preferred Stock.

In accordance with the Fund’s charter and the 1940 Act, two of the Fund’s five Directors are separately elected by the Preferred Stockholders.  In the event that the Preferred Stock is redeemed in the future, the current charter provisions would cause those directors’ terms of office to automatically terminate and would create two vacancies on the Board.  The vacancies would remain open until such time that the Board or the stockholders elect two directors to fill the vacancies, in accordance with the charter, Bylaws, Maryland law and the 1940 Act.  As discussed above, the Board wants to position the Fund so that, if appropriate, it can replace the current Preferred Stock leverage with minimal disruption.  Proposal 1 is intended to mitigate the disruptive effect of automatic director terminations and assure continuity of management of the Fund.

If the amendments to the charter set forth above are approved, the Fund will file Articles of Amendment containing the amendments with the State Department of Assessments and Taxation of Maryland.

Vote Required. Approval of Proposal 1 requires the affirmative vote of a majority of all the votes entitled to be cast by the stockholders of the Fund on the matter.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 1.

PROPOSAL 2

REMOVAL OF THE FUND’S FUNDAMENTAL INVESTMENT POLICY REQUIRING THE FUND

TO INVEST AT LEAST 25% OF ITS TOTAL ASSETS IN REAL ESTATE RELATED COMPANIES

The Board proposes and unanimously recommends that stockholders approve the removal of the Fund's fundamental investment policy requiring the Fund to invest at least 25% of the value of the Fund’s total assets in Real Estate Related Companies (the “Real Estate Concentration Policy”).

Presently, the Fund’s fundamental investment policies state that the Fund may not:

Invest in the securities of companies conducting their principal business actively in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets; provided that this limitation will not apply to Real Estate Related Companies.  “Real Estate Related Companies” shall mean (i) companies in or primarily servicing the real estate industry or (ii) companies deriving at least 50% of their revenue from, or having at least 50% of their assets invested in, real estate (as determined in good faith by the Advisers based on current financial statements of the issuers) (collectively, “Real Estate Related Companies”).   Real Estate Related Companies would include, but not be limited to: REITs and other closed-end registered investment companies that invest primarily in REITs; home builders; real estate developers; property management companies; real estate brokerage companies; commercial and industrial construction companies; financial companies who make or service real estate mortgages and/or construction loans; title, homeowners and builders risk insurance companies; manufacturers, distributors and retailers of construction materials and/or building supplies; lumber, paper, forest products, and other companies with significant real estate holdings; holding companies of any of the foregoing companies; and any other companies that the Advisers reasonably determine are Real Estate Related Companies.

If approved, Proposal 2 would eliminate the Real Estate Concentration Policy and amend the fundamental investment policies to state that the Fund may not:

Invest in the securities of companies conducting their principal business actively in the same industry if, immediately after such investment, the value of its investments in such industry would exceed 25% of the value of its total assets.

Discussion. The Board believes the removal of the fundamental investment policy requiring the Fund to invest at least 25% of its total assets in securities of Real Estate Related Companies benefits stockholders by enabling the Fund greater asset class allocation flexibility, which will in turn facilitate investment opportunities to be sourced from a wider universe of securities. This increased flexibility potentially enhances the Fund’s ability to achieve its investment objective of total return.  Moreover, the massive decline and lethargy in the real estate market over the past several years has led the Advisers and the Board to conclude that a concentration in Real Estate Related Companies is no longer beneficial to the Fund’s stockholders.

Eliminating the requirement to invest at least 25% in the real estate industry will prohibit the Fund from investing greater than 25% in the real estate industry (or any other industry), measured at time of purchase.   However, the Advisers and the Board believe that de-emphasizing real estate securities and further diversifying the Fund’s investments may help to mitigate concentration risk and NAV volatility.

Vote Required. Approval of Proposal 2 requires the approval of the holders of a majority of the Fund’s outstanding voting securities, voting as a single class, and approval of the holders of a majority of the Fund's outstanding shares of Preferred Stock, voting as a separate class.  A majority of the Fund's outstanding voting securities for this purpose means the lesser of (1) 67% or more of the Shares of Common Stock and shares of Preferred Stock, present at a meeting of stockholders, voting as a single class, if the holders of more than 50% of such Shares are present or represented by proxy at the meeting, or (2) more than 50% of the outstanding Shares of Common Stock and outstanding Shares of Preferred Stock, voting as a single class. A majority of the Fund's outstanding Shares of Preferred Stock for this purpose is determined in a similar manner, by applying the percentages in the previous sentence to outstanding Shares of Preferred Stock.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 2.

PROPOSAL 3

ELECTION OF DIRECTORS OF THE FUND

The Board is divided into three classes (Class I, Class II, and Class III), each class having a term of three years.  Each year the term of one class expires and the successor or successors elected to such class will serve until the Fund’s annual meeting of stockholders in the third succeeding year and until their successors are duly elected and qualify.   No Class I or Class III Directors are up for election at this Meeting.

The Board has nominated Joel W. Looney to stand for election as a Class II Director to serve until the Fund’s 2014 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

Under the Fund’s charter, Mr. Looney is nominated for a seat voted on by the Common Stockholders and Preferred Stockholders voting as a single class.

Following the unanimous recommendation of its Nominating Committee, the Board unanimously recommends a vote FOR Mr. Looney because he has significant experience as a director of closed-end investment companies and, in particular, the Fund, and has dealt skillfully with a broad range of complex issues regarding the Fund and its affiliated investment companies.

INFORMATION ABOUT DIRECTORS AND OFFICERS.  Set forth in the following table is information about the Board of Directors:

INDEPENDENT DIRECTORS*

Name, Age and Address**	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Joel W. Looney Age: 48	Chairman Class II Director	Director nominee. If elected, term expires 2014; served since 2002 (Chairman since 2003).	Partner (since 1999), Financial Management Group, LLC (investment adviser).	4	Director (since 2001), Boulder Total Return Fund, Inc.; Director and Chairman (since 2007), The Denali Fund Inc.; Director and Chairman (since 2003), First Opportunity Fund, Inc.
Dr. Dean L. Jacobson Age: 71	Class I Director	Term expires 2013; served since 2006.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	4	Director (since 2004) Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.; Director (since 2003), First Opportunity Fund, Inc.
Richard I. Barr Age: 72	Class III Director	Term expires 2012; served since 2002.	Retired (since 2001); manager (1963‐2001), Advantage Sales and Marketing, Inc. (food brokerage).	4	Director (since 1999) and Chairman (since 2003), Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.; Director (since 2001), First Opportunity Fund, Inc.

INTERESTED DIRECTORS*

Name, Age and Address**	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex† Overseen by Director	Other Directorships Held by Director
Susan L. Ciciora*** Age: 45	Class III Director	Term expires 2012; served since 2006.	Trustee (since 1994), Lola Brown Trust No. 1B and the Ernest Horejsi Trust No. 1B (since 1992); Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation).	4	Director (since 2001), Boulder Total Return Fund, Inc.; Director (since 2007), Denali Fund Inc.; Director (since 2003), First Opportunity Fund, Inc.
John S. Horejsi*** Age: 42	Class I Director	Term expires 2013; served since 2004.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation).	4	Director (since 2006), Boulder Total Return Fund, Inc.; Director (since 2007), The Denali Fund Inc.; Director (since 2006), First Opportunity Fund, Inc.

* Directors and Director nominees who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940 (the “1940 Act”) are referred to as “Independent Directors.”  Director nominees who are “interested persons” of the Fund under the 1940 Act are referred to as “Interested Directors.”

** Unless otherwise specified, the Directors’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

*** Ms. Ciciora and Mr. Horejsi are siblings and are each considered an “interested person” as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA, SIA and FAS.

† The “Fund Complex” includes the Fund, Boulder Total Return Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc.

INFORMATION ABOUT THE DIRECTORS’ QUALIFICATIONS, EXPERIENCE, ATTRIBUTES AND SKILLS.

The Board believes that each of the Directors have the qualifications, experience, attributes and skills appropriate to their continued service as Directors of the Fund in light of its business and structure.  Each Director has substantial business and professional background and/or board experience that indicate their ability to critically review, evaluate and respond appropriately to information provided to them.  Certain of these business and professional experiences are set forth in detail in the narratives below.  In addition, each Director has served on boards for investment companies and organizations other than the Fund, as well as having served on the Board of the Fund for a number of years.  They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Directors is reviewed.

Set forth below is a brief discussion of the particular qualifications, experience, attributes or skills that led the Board to conclude that each person identified below should serve as a Director of the Fund. The information provided below, and in the chart above, is not all-inclusive.  Many of the Directors’ attributes involve intangible elements, such as intelligence, work and investment ethic, diversity in terms of background or experiences, an appreciation of and commitment to the long-term investment approach of the Fund, and the ability to work together collaboratively, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems or to develop solutions.  In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate qualifications, experience, attributes and skills to continue to serve effectively as Directors of the Fund.

The Directors’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.  Mr. Horejsi and Ms. Ciciora are each considered “interested persons” because of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA, SIA and FAS.  The following sets forth the backgrounds and business experience of the Directors:

Joel W. Looney, Director and Chairman of the Board.  Mr. Looney joined the Board in 2002 and sits on the boards of three other closed-end investment companies affiliated with the Fund – the Boulder Total Return Fund (“BTF”) since 2001, The Denali Fund (“DNY”) since 2007, and First Opportunity Fund since 2003 (“FOFI”; together, the “Affiliated Funds”).  Mr. Looney has financial, accounting and investment knowledge and experience.  He holds a Certified Financial Planner (“CFP”) designation and, since 1999, has been a principal and partner with Financial Management Group, LLC, an investment management firm in Salina, KS (“FMG”).  Mr. Looney is a registered representative with VSR Financial Services, Inc. of Overland Park, Kansas and holds FINRA-approved Series 7, Series 63 Uniform State Law and Series 65 Uniform Investment Adviser Law certifications.  Prior to his current position with FMG, Mr. Looney was vice president and CFO for Bethany College in Lindsborg, Kansas (1995 to 1999) and also served as vice president and CFO for St. John’s Military School in Salina, Kansas (1986 to1995).  From the late 1980’s until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust.  Mr. Looney holds a B.S. from Marymount College and an MBA from Kansas State University.  The Board believes that Mr. Looney’s past experience as a chief financial officer and his ongoing experience in the investment management industry uniquely qualifies him as a Director and, in particular, as chairman of the Audit Committee and the Fund’s “financial expert” (as defined under the Securities and Exchange Commission's Regulation S-K, Item 407(d)).    In addition, since joining the Board in 2001 of BTF, Mr. Looney has gained substantial board and closed-end investment company experience and, together with the other Directors, has dealt skillfully with a broad range of complex issues with respect to the Fund and Affiliated Funds.

Richard I. Barr, Director.  Mr. Barr joined the Board in 2002 and sits on the boards of each of the three Affiliated Funds; BTF since 1999, DNY since 2007, and FOFI since 2001.  Mr. Barr has business, executive and board experience.  Mr. Barr served as president and director of Advantage Sales and Marketing (1996 to 2001), president and CEO of CBS Marketing (1963 to 1996), member of the board of directors (and National Chairman) for the Association of Sales and Marketing Companies (formerly the National Food Brokers Association), president of the Arizona Food Brokers Association, and advisory board member for various food manufacturers, including H.J. Heinz, ConAgra, Kraft Foods, and M&M Mars.  In addition to these professional positions and experience, Mr. Barr has served in a number of leadership roles with various charitable or other non-profit organizations, including as member of the board of directors of Valley Big Brothers/Big Sisters, member of the board of advisers for University of Kansas Business School, and member of the board of directors for St. Mary’s Food Bank.  The Board believes that given his diverse background and experience, together with over 10 years of closed-end investment company board experience, Mr. Barr is uniquely qualified to deal with the complexity and assortment of issues confronting closed-end investment company boards.  Since joining the Board of BTF in 1999, Mr. Barr has gained substantial board and closed-end investment company experience and, together with the other Directors, has dealt skillfully with a broad range of complex issues with respect to the Fund and Affiliated Funds.

Dr. Dean Jacobson, Director.  Dr. Jacobson joined the Board in 2006 and sits on the boards of each of the three Affiliated Funds; BTF since 2004, DNY since 2007, and FOFI since 2003.  He has executive and business experience and extensive academic qualifications.  Since 1985, Dr. Jacobson has been president and CEO of Forensic Engineering, Inc., a consulting engineering firm providing scientific and technical expertise in a number of areas where discovery related to property damage and/or personal injury is necessary (e.g., accident reconstruction, failure and design analysis of products, animation and simulation of fires, explosions and mechanical system functions). He sits on the boards of directors of Southwest Mobile Storage Inc. (1995 to Present) and Arizona State University Sun Angel Foundation (past chairman) (1995 to Present).  Dr. Jacobson previously sat on the board of directors of Arizona State University Foundation (1999 to 2009).  He is a Professor Emeritus at Arizona State University (“ASU”) and held a number of faculty and advisory positions at ASU between 1971 and 1997, including director of the Science and Engineering of Materials Ph.D. program and tenured professor of Engineering, and he has also served as a professor and/or research assistant at the University of California at Los Angeles (“UCLA”) (1964 to 1969) and the University of Notre Dame (“Notre Dame”) (1957 to 1963).  Dr. Jacobson is a renowned expert in business engineering processes and has published over 130 scholarly and peer-reviewed research articles in numerous academic, research and business journals and publications.  He holds two patents and a number of professional and business designations.  He holds a B.S. and an M.S. from Notre Dame, and a Ph.D. from UCLA.  In addition to his substantial academic and business experience, the Board believes that Dr. Jacobson brings to the Board a strong intellect and exceptional and proven analytical skills.  His forensics engineering and consulting business exposes him to a diversity of complicated issues requiring him to effectively analyze highly technical systems, formulate complicated opinions and articulate convincing conclusions, the same set of skills required to be an effective member of the board of directors of a public company.  The Board believes that Dr. Jacobson’s intellect and critical thinking add an important analytical dimension to the Board.  In addition, since joining the board of directors of FOFI in 2003, Dr. Jacobson has gained substantial board and closed-end investment company experience and, together with the other Directors, has dealt skillfully with a broad range of complex issues with respect to the Fund and Affiliated Funds.

Susan L. Ciciora, Director.  Ms. Ciciora joined the Board in 2006 and sits on the boards of each of the three Affiliated Funds; BTF since 2001, DNY since 2007 and FOFI since 2003.  She has board experience as one of three trustees of the Lola Trust since 1994 and the EH Trust since 1992.  Ms. Ciciora has other business experience, including various executive positions with her family’s mid-west welding supply company and a custom home construction company.  She also has served as a director of the Horejsi Charitable Foundation, Inc. (the “Foundation”) since 1997.  She holds a B.S. from the University of Kansas.  Ms. Ciciora is Stewart Horejsi’s daughter and John S. Horejsi’s sister.  As a trustee and beneficiary under the EH Trust, the Fund’s largest stockholder, Ms. Ciciora has a vested interest in ensuring that the Fund’s investment ideals are and continue to be followed.  Ms. Ciciora sits on the board of directors of the Foundation, the Brown Trust and EH Trust and, in such capacity and in her prior business experience, has been and continues to be exposed to complex financial, business, taxation and investment matters. In addition, since joining the Board of BTF in 2001, Ms. Ciciora has gained substantial board and closed-end investment company experience and, together with the other Directors, has dealt skillfully with a broad range of complex issues with respect to the Fund and Affiliated Funds.

John S. Horejsi, Director.  Mr. Horejsi joined the Board in 2004 and sits on the boards of each of the three Affiliated Funds; FOFI and BTF since 2006 and DNY since 2007.  Mr. Horejsi has both executive and business experience.  He has been involved in a number of business ventures, including as manager of a record label and music production company, various positions with his family’s mid-west regional welding supply business and as part owner and driver for an automobile racing team.  Mr. Horejsi also has board experience outside of the Funds as a director of the Foundation (since 1997).  Mr. Horejsi previously held a commercial real estate license in California.  Mr. Horejsi holds a B.S. from the University of Kansas.  Mr. Horejsi is Stewart Horejsi’s son and Susan Ciciora’s brother.  He is a beneficiary under the EH Trust, the Fund’s largest stockholder.  Accordingly, Mr. Horejsi has a vested interest in making sure the Fund’s investment ideals are and continue to be followed.  Mr. Horejsi has been involved in a variety of business interests and, as a member of the board of directors of the Foundation and another Horejsi family trust, has been and continues to be exposed to complex financial, business, taxation and investment matters. In addition, since joining the Board of BIF in 2004, Mr. Horejsi has gained substantial board and closed-end investment company experience and, together with the other Directors, has dealt skillfully with a broad range of complex issues with respect to the Fund and Affiliated Funds.

OFFICERS.  The names of the executive officers of the Fund are listed below.  Each officer was elected to office by the Board at a meeting held on January 28, 2011.  Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Stephen C. Miller, President.  Age: 58.  Mr. Miller is (and has been since 2002) president of the Fund.  He was a director from 2002 to 2004 and chief compliance officer from 2004 to 2007.  He is also president of and general counsel to BIA (since 1999); president and general counsel to Rocky Mountain Advisers, LLC (“RMA”) (since 2008); manager of Fund Administrative Services, LLC (“FAS”) (since 1999); and vice president of SIA (since 1999).  Mr. Miller was a director of BTF from 1999 to 2004 and is its current president (since 1999); a director and chairman of FOFI from 2003 to 2004 and is its current president (since 2003); and is DNY’s current president (since 2007).  Mr. Miller practiced law in the Denver office of Kirkland & Ellis from 1987 to 1992 and started a private practice in Boulder, Colorado in 1992.  Mr. Miller became in-house counsel to the Horejsi Affiliates in 1998 and has served in a number of executive management capacities for those affiliates.  Mr. Miller maintains his law firm, Stephen C. Miller, P.C., and “of counsel” status with the law firm of Krassa & Miller, LLC.  Mr. Miller holds a B.S. from the University of Georgia and a J.D. from the University of Denver.

Nicole L. Murphey, Chief Financial Officer, Vice President and Treasurer.  Age: 34.  Ms. Murphey is (and has been since 2011) the Fund’s chief financial officer, chief accounting officer, treasurer, vice president (since 2008) and assistant secretary (since 2003).  She is also vice president and treasurer of BIA (since 2011); vice president and treasurer of RMA (since 2011); assistant manager of FAS (since 2011); and vice president (since 2008), treasurer, chief financial officer and chief accounting officer (since 2011) of each of the Affiliated Funds; assistant secretary of BIF (since 2002), assistant secretary of BTF (since 2000) and assistant secretary of DNY (since 2007).  Ms. Murphey holds a B.A. from the University of Colorado.

Jennifer T. Welsh, Chief Compliance Officer.  Age:  33.  Ms. Welsh is (and has been since 2010) the Fund’s chief compliance officer, and associate general counsel.  She is (and has been since 2010) the chief compliance officer for BIA, RMA, SIA, FAS and each of the Affiliated Funds.  Prior to her employment with FAS, Ms. Welsh was Associate Counsel in the Corporate Finance and Acquisitions group at Davis, Graham & Stubbs LLP in Denver, Colorado, where she counseled investment companies, investment advisers, broker-dealers and hedge funds in areas of regulatory compliance, corporate governance and general corporate matters.  Ms. Welsh holds a B.S. from Tulane University, and a J.D. from the University of Denver, Sturm College of Law.

Stephanie J. Kelley, Secretary. Age:  54.  Ms. Kelley is (and has been since 2002) the Fund’s Secretary.  She also serves as secretary for each of the Affiliated Funds:  BTF since 2000, FOFI since 2003 and DNY since 2007.  Ms Kelley also serves as secretary, assistant secretary and assistant treasurer of various other entities affiliated with the Horejsi family and has been an employee of FAS since 1999.  Ms. Kelley holds a B.A. and an MBA from the State University of New York, Binghamton.

Unless otherwise specified, the Officers’ respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

Set forth in the following table are the current Directors and nominees for election to the Board together with the dollar range of equity securities beneficially owned by each Director as of the Record Date, as well as the aggregate dollar range of the Fund’s equity securities in all funds overseen in the family of investment companies.

OWNERSHIP OF SECURITIES OF THE FUND BY DIRECTORS
Independent Directors and Nominees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds in the Family of Investment Companies‡
Richard I. Barr	[$50,001 to $100,000]	[Over $100,000]
Joel W. Looney	[$50,001 to $100,000]	[Over $100,000]
Dean L. Jacobson	[$10,001 to $50,000]	[$50,001 to $100,000]
Interested Directors and Nominees
John S. Horejsi	Over $100,000†	Over $100,000
Susan L. Ciciora	Over $100,000†	Over $100,000

† [  ] Shares of Common Stock of the Fund are held by the EH Trust.  Ms. Ciciora is a trustee and beneficiary under the EH Trust and John Horejsi is a beneficiary under the EH Trust.  Accordingly, Ms. Ciciora and Mr. Horejsi may be deemed to have indirect beneficial ownership of the Shares held by the EH Trust.  Ms. Ciciora directly owns 20,000 shares of Common Stock of the Fund.  Mr. Horejsi does not directly own any shares of the Fund.

‡The “Family of Investment Companies” includes the Fund, Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc.
___________________________

None of the Independent Directors, or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Directors for the fiscal year ended November 30, 2010.  No persons (other than the Independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer; however, officers of the Fund may also be officers or employees of the Advisers or FAS and may receive compensation in such capacities. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund.  Independent Directors receive reimbursement for travel and other out-of-pocket expenses incurred in connection with attending Board and Board committee meetings.

Name of Person and Position with the Fund	Aggregate Compensation from the Fund Paid to Directors	Total Compensation from the Fund and Fund Complex‡ Paid to Directors
Joel W. Looney, Director and Chairman of the Board	$39,000	$[ ] (4 funds)
Richard I. Barr, Director	$29,000	$[ ] (4 funds)
Dr. Dean Jacobson, Director	$29,000	$[ ] (4 funds)
Susan L. Ciciora, Director	$0	$0
John S. Horejsi, Director	$0	$0

‡The “Fund Complex” includes the Fund, Boulder Total Return Fund, Inc., The Denali Fund Inc. and First Opportunity Fund, Inc.

Each Director of the Fund who is not a director, officer or employee of one of the Advisers, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $3,000 for each in-person meeting, $500 for each audit committee meeting and $500 for each telephonic meeting of the Board.  The chairman of the Board and the chairman of the Audit Committee each receive an additional $1,000 per meeting.  The Board held eight meetings (four of which were held by telephone conference call) during the fiscal year ended November 30, 2010.  Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any committee of which he or she is a member.  The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2010 amounted to $97,000.

COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE.  The purpose of the Fund’s audit committee (“Audit Committee”) is to assist the Board in its oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the independent accountants’ qualifications and independence and the performance of the Fund’s independent accountants.  The Audit Committee reviews the scope and results of the Fund’s annual audit with the Fund’s independent accountants and recommends the engagement of such accountants.  Management, however, is responsible for the preparation, presentation and integrity of the Fund’s financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews.  The Board adopted a written charter for the Audit Committee on January 23, 2002 and most recently amended the joint Audit Committee Charter on January 29, 2010 to comply with recent changes in corporate governance provisions affecting registered investment companies generally and the Fund specifically.  A copy of the Audit Committee Charter is available on the Fund’s website at www.boulderfunds.net.

The Audit Committee is composed entirely of the Fund’s Independent Directors, consisting of Dr., Jacobson, and Messrs. Barr and Looney.  The Board has determined that Joel Looney qualifies as an “audit committee financial expert,” as defined under SEC Regulation S-K, Item 407(d).  The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees; including the requirement that all members of the audit committee be “financially literate” and that at least one member of the audit committee have “accounting or related financial management expertise,” as determined by the Board.  The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act, and the Fund’s independent publicly registered accounting firm is required to comply with the rules and regulations promulgated under the Sarbanes-Oxley Act and by the Public Company Accounting Oversight Board.  The members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties.  Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards.  The Audit Committee met twice during the fiscal year ended November 30, 2010.

In connection with the audited financial statements as of and for the period ended November 30, 2010, included in the Fund’s Annual Report for the period ended November 30, 2010 (the “Annual Report”), at meetings held on January [  ], 2011 and January [  ], 2011, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence.  The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 114, The Auditor’s Communication with Those Charged With Governance, effective December 15, 2006.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity.  Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report and be mailed to stockholders and filed with the SEC.

Submitted by the Audit Committee of the Fund’s Board of Directors: Richard I. Barr, Dean L. Jacobson, and Joel W. Looney.

NOMINATING COMMITTEE.  The Board of Directors has a nominating committee (the “Nominating Committee”) composed of the Fund's Independent Directors, consisting of Dr. Jacobson, and Messrs. Looney and Barr.  Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards.  The Nominating Committee met ________ times during the fiscal year ended November 30, 2010.   The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund’s website at, www.boulderfunds.net.

The Nominating Committee does not have a formal process for identifying candidates.  The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates.  These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.   The Nominating Committee will consider all qualified candidates in the same manner.  The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund’s circumstances, and as applicable legal or listing standards change.

Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, as a matter of practice the Committee typically considers the overall diversity of the Board’s composition when identifying candidates.  Specifically, the Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund’s characteristics and circumstances and how those skill sets might complement each other.  The Nominating Committee also takes into account the personal background of current and prospective Board members in considering the composition of the Board.  In addition, as part of its annual self-evaluation, the directors have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation assist the Nominating Committee in its decision making process.

The Nominating Committee will consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see “Submission of Stockholder Proposals” below).  In reviewing such stockholder director-nominees, the Nominating Committee may generally rely on the provisions set forth in Nominating Committee charter and other information as deemed necessary to adjudge the appropriateness and character of such director-nominee(s).  Such recommendations should be forwarded to the Fund’s Secretary c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder Colorado 80302.

The Fund does not have a compensation committee.

ADDITIONAL INFORMATION CONCERNING OUR BOARD OF DIRECTORS

BOARD ATTENDANCE AT STOCKHOLDERS’ MEETINGS.  The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund, who were Directors at the time, attended the May 3, 2010 Annual Meeting of Stockholders.

COMMUNICATIONS WITH THE BOARD.  Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board.  All such communications will be directed to the Board’s attention.

ROLE OF THE BOARD.  The Board provides oversight of the management and operations of the Fund.  The day-to-day responsibility for the management and operation of the Fund is the responsibility of its various service providers, such as the Advisers and their portfolio managers, and the Fund’s co-administrators, custodian and transfer agent.  The Board has elected various senior individuals employed by certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations.  In conducting its oversight, the Board is provided regular reports from the various officers and service providers regarding the Fund’s operations.  For example, the treasurer provides reports as to financial reporting matters and portfolio managers report on the performance of the Fund’s portfolios.  The Board has appointed a chief compliance officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters.  Some of these reports are provided as part of formal board meetings which typically are held quarterly, in person, and involve the Board’s review of recent Fund operations.  From time to time, one or more members of the Board may also meet with management in less formal settings, between formal board meetings, to discuss various topics.  In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund.

BOARD LEADERSHIP STRUCTURE.  The Board has determined that its leadership structure is appropriate given the business and nature of the Fund.  It has established five standing committees: the Audit Committee, the Nominating Committee (each as described above), and a pricing committee, a legal compliance committee and an executive committee (together, the “Committees”).  Sixty percent of the members of the Board are Independent Directors, and each Committee is comprised entirely of Independent Directors.  The Board has determined that the Committees help ensure that the Fund has effective and independent governance and oversight.  The Board also believes that the Committees and leadership structure facilitate the orderly and efficient flow of information to the Independent Directors from management, including the Advisers.  Where deemed appropriate, from time to time, the Board may constitute ad hoc committees.

The Board’s chairman is an Independent Director who acts as the primary liaison between the Independent Directors and management (the “Independent Chairman”).  The Independent Chairman plays an important role in setting the Board meeting agendas and may help identify matters of special interest to be addressed by management with the Board.  The Independent Chairman also serves as chairman of the executive committee, which is comprised of all of the Independent Directors (the “Executive Committee”).  The Executive Committee meets periodically, as needed, providing a forum for the Independent Directors to meet in separate session, with or without independent counsel, to deliberate on matters relevant to the Fund.  The Independent Directors have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund.  The Board reviews its structure annually.  The Board has determined that the structure of the Independent Chairman and the function and composition of the Committees are appropriate means to address any potential conflicts of interest that may arise.

BOARD OVERSIGHT OF RISK MANAGEMENT.  Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers.  The Board exercises oversight of the risk management process through the Audit Committee and Executive Committee.  The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board.

As part of its oversight function, the Board receives various reports relating to risk management.  The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risks.  Under the Board’s overarching supervision, the Fund, management, Advisers, FAS and other service providers to the Fund employ a variety of processes, procedures and controls to identify various risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed by different service providers and with respect to different types of risks.  Various personnel, including the Fund’s CCO as well as various personnel of the Advisers and other service providers such as the Funds’ independent accountants, make periodic reports to the Board and appropriate Committees with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.  For example, the Audit Committee meets regularly with the CCO to discuss compliance and operational risks and with the Fund’s treasurer to discuss, among other things, the internal control structure of the Fund’s financial reporting function.  In addition, the full Board regularly receives reports from the Advisers and their portfolio managers as to investment risks.  The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not one of active involvement in, or coordination of, day-to-day risk management activities for the Fund.

LEGAL PROCEEDINGS.   None of the Directors or executive officers of the Fund have been involved in any of the following events during the past ten years:

°	Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

°	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

°	Any judicial or administrative proceedings resulting from involvement in mail or wire fraud or fraud in connection with any business entity;

°
Any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulation (including any settlement of such actions other than in connection with a civil proceeding among private parties);

°	Any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organizations;

°
Subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

°
Found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Vote Required.  The election of Mr. Looney as a Director of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock and Preferred Stock, voting together as a single class, at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF MR. LOONEY.

SUBMISSION OF STOCKHOLDER PROPOSALS

Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund’s proxy material relating to its 2012 annual meeting of stockholders, the stockholder proposal must be addressed to, and received by, the Fund not later than [  ] (i.e.,  120 days before the release date disclosed in the previous year’s proxy statement). Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Fund’s books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.  Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words.  A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least one year.  Further, the stockholder must continue to hold such Shares through the date on which the meeting is held.  Documentary support regarding the foregoing must be provided along with the proposal. Each stockholder may submit no more than one proposal to the Fund for a particular stockholders' meeting. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).  The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials.  Additionally, approval of a stockholder proposal by the Fund’s holders of Shares may still be subject to review, including whether such proposal(s) is legal or comports with general rules and regulations governing the operations of the Fund.

Pursuant to the Bylaws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted.  To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) proposed by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder.  For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund.  To be timely, a stockholder’s notice must be received by the Secretary at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 by 5:00 P.M. Mountain Time, not earlier than the 150th day and not later than the 120th day prior to the first anniversary of the date of public release of the notice for the preceding year’s annual meeting.  However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, for notice by the stockholder to be timely, it must be received by the Secretary not later than 5:00 P.M. Mountain Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.  Stockholders wishing to make proposals should refer to the Bylaws for proper procedures and notice content.    A copy of the Bylaws is available upon request, without charge, by writing to the Secretary of the Fund at 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

On July 30, 2010, the Board approved amendments to the Bylaws to revise the procedures by which stockholders may submit proposals to the Fund’s Board of Directors.  The amendments clarified that nominations for individuals for election to the Board may only be made by stockholders of the class of securities entitled to vote for such nominee.

ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS.  At its regularly scheduled Board meeting held on _________,___________, the Audit Committee, consisting of the Independent Directors, selected, and the Board ratified the selection of, Deloitte & Touche LLP (“Deloitte”) of Denver, Colorado, as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending November 30, 2011.  Deloitte served as independent accountants for the Fund’s fiscal years ended November 30, 2009 and November 30, 2010.  A representative of Deloitte will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from Deloitte for the Fund’s fiscal years ended November 30, 2009 and November 30, 2010.

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees†
11/30/2009	$ 27,000	$0	$7,250	$5,000
11/30/2010	$27,000	$0	$7,540	$5,000

*
“Tax Fees” are those fees billed to the Fund by Deloitte in connection with tax consulting services, including primarily the review of the Fund’s income tax returns, excise tax returns and Maryland property tax returns.

†	This fee pertains to those fees billed to the Fund by Deloitte in connection with their agreed-upon procedures reports under the terms of the Preferred Stock.

The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund, and all non-audit services to be provided by the independent accountants to the Fund’s investment adviser and any service providers controlling, controlled by or under common control with the Fund’s investment adviser that provide on-going services to the Fund (“Affiliates”), if the engagement relates directly to the operations and financial reporting of the Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws.  All of the audit, audit-related and tax services described above for which Deloitte billed the Fund fees for the fiscal years ended November 30, 2009 and November 30, 2010 were pre-approved by the Audit Committee.

Deloitte has informed the Fund that it has no direct or indirect financial interest in the Fund.  For the Fund’s fiscal year ended November 30, 2010, Deloitte did not provide any non-audit services or bill any fees for such services to the Fund’s Advisers or any Affiliates.  For the twelve months ended November 30, 2010, the Horejsi Affiliates paid $0 to Deloitte for their services.  The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the independent accountants’ independence.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.  Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund’s Directors and officers, persons affiliated with the Fund’s investment advisers, and persons who own more than 10% of a registered class of the Fund’s securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange.  Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.  Based solely upon the Fund’s review of the copies of such forms it received and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with, except for the following instances: ________________.

BROKER NON-VOTES AND ABSTENTIONS.  Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.  Abstentions and broker non-votes will be a vote against adjournment and against Proposal 1 and Proposal 2.  Abstentions and broker non-votes will have no effect on the result of the vote in the election of directors in Proposal 3.

OTHER MATTERS TO COME BEFORE THE MEETING.  The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.

STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET.  THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.  INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER

[this page intentionally left blank]

PROXY

BOULDER GROWTH & INCOME FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Jennifer T. Welsh, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the “Meeting”) to be held at the St. Julien Hotel, 900 Walnut Street, Boulder, Colorado 80302, at 9:00 a.m., Mountain Daylight Time (local time), on May 2, 2011, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.  The votes entitled to be cast will be cast as instructed below.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" Proposals 1 and 2 and “FOR the Nominee in Proposal 3.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies under this Proxy.  The undersigned hereby revokes any proxy previously given with respect to the Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

P-

Please indicate your vote by an "X" in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder.  IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS 1 AND 2 AND “FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR IN PROPOSAL 3.  ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.

To approve amendments to the Fund’s charter that would permit the Fund’s directors that are elected by holders of the Fund’s preferred stock, at such time that the Fund’s preferred stock is no longer outstanding, to continue to serve as directors of the Fund for the remainder of his or her term or until his or her successor is duly elected and qualified.

		FOR____	AGAINST_____	ABSTAIN _____
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.
2.	To approve the removal of the Fund’s fundamental investment policy requiring the Fund to invest at least 25% of its total assets in Real Estate Related Companies.	FOR____	AGAINST___	ABSTAIN ___
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.
3.	Election of Directors: Nominee is Joel W. Looney	FOR ___	WITHHOLD___
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF THE NOMINEE.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.   _____

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT            ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy.  If joint owners, EACH should sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:

Date:

Signature:

Date:

P-

[AMPS PROXY CARD]

PROXY

BOULDER GROWTH & INCOME FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Taxable Auction Market Preferred Stock (“AMPS”) of Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Jennifer T. Welsh, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the “Meeting”) to be held at the St. Julien Hotel, 900 Walnut Street, Boulder, Colorado 80302, at 9:00 a.m., Mountain Daylight Time (local time), on May 2, 2011, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and to otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.  The votes entitled to be cast will be cast as instructed below.  If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" Proposals 1 and 2 and “FOR the Nominee in Proposal 3.  The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting.  The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies under this Proxy.  The undersigned hereby revokes any proxy previously given with respect to the Meeting.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

P-

Please indicate your vote by an "X" in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder.  IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSALS 1 AND 2 AND “FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR IN PROPOSAL 3.  ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposals.

1.

To approve amendments to the Fund’s charter that would permit the Fund’s directors that are elected by holders of the Fund’s preferred stock, at such time that the Fund’s preferred stock is no longer outstanding, to continue to serve as directors of the Fund for the remainder of his or her term or until his or her successor is duly elected and qualified.

		FOR____	AGAINST_____	ABSTAIN _____
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.
2.	To approve the removal of the Fund’s fundamental investment policy requiring the Fund to invest at least 25% of its total assets in Real Estate Related Companies.	FOR____	AGAINST___	ABSTAIN ___
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.
3.	Election of Directors: Nominee is Joel W. Looney	FOR ___	WITHHOLD___
THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF THE NOMINEE.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.   _____

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT           ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy.  If joint owners, EACH should sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:

Date:

Signature:

Date:

P-

BOULDER FUNDS
[Missing Graphic Reference]